Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
Subsequent to December 31, 2016, the Company acquired approximately 13,900 gross (8,200 net) leased and mineral acres and approximately 1,000 BOE per day of related production from various lessors and other operators, mostly in and around its existing acreage in the Delaware Basin. The cost of these acquisitions was approximately $111 million.
On February 17, 2017, the Company contributed substantially all of its midstream assets located in the Rustler Breaks and Wolf asset areas to San Mateo Midstream, LLC (“San Mateo” or the “Joint Venture”), a joint venture with a subsidiary of Five Point Capital Partners LLC (“Five Point”). The midstream assets contributed to San Mateo include (i) the Black River cryogenic natural gas processing plant in the Rustler Breaks asset area (“Black River Processing Plant”); (ii) one salt water disposal well and a related commercial salt water disposal facility in the Rustler Breaks asset area; (iii) three salt water disposal wells and related commercial salt water disposal facilities in the Wolf asset area; and (iv) substantially all related oil, natural gas and water gathering systems and pipelines in both the Rustler Breaks and Wolf asset areas (collectively, the “Delaware Midstream Assets”). The Company will continue to operate the Delaware Midstream Assets. The Company retained its ownership in certain midstream assets owned in South Texas and Northwest Louisiana, which are not part of the Joint Venture.
The Company and Five Point own 51% and 49% of the Joint Venture, respectively. Five Point provided initial cash consideration of $176.4 million to the Joint Venture in exchange for its 49% interest. Approximately $171.5 million of this cash contribution by Five Point was distributed by the Joint Venture to the Company as a special distribution. The Company may earn an additional $73.5 million in performance incentives over the next five years. The Company contributed the Delaware Midstream Assets and $5.1 million in cash to the Joint Venture in exchange for its 51% interest. The parties to the Joint Venture have also committed to spend up to an additional $140 million in the aggregate to expand the Joint Venture’s midstream operations and asset base.
In connection with the Joint Venture, the Company dedicated its current and future leasehold interests in the Rustler Breaks and Wolf asset areas pursuant to 15-year, fixed-fee natural gas, oil and salt water gathering agreements and salt water disposal agreements, effective as of February 1, 2017. In addition, the Company dedicated its current and future leasehold interests in the Rustler Breaks asset area pursuant to a 15-year, fixed fee natural gas processing agreement (when combined with the gathering and salt water disposal agreements, the “Operational Agreements”). The Joint Venture will provide the Company with firm service under each of the Operational Agreements in exchange for certain minimum volume commitments. The minimum contractual obligation under the Operational Agreements at inception was approximately $273.5 million.
The following unaudited pro forma consolidated financial information is presented to illustrate the effect on the historical operating results and financial position of the Company of (a) the formation of San Mateo and the transactions associated with the Joint Venture and (b) the Company’s acquisition on February 14, 2017 of the remaining non-controlling interest in Fulcrum Delaware Water Resources, LLC (“Fulcrum Delaware Water Resources”) not previously owned by the Company for approximately $2.6 million (collectively, the “Transactions”).
The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2016, if presented, would contain an adjustment of $4.5 million to increase the net income attributable to non-controlling interest in subsidiaries from $0.4 million to $4.9 million, which would increase the net loss attributable to Matador Resources Company shareholders from $97.4 million to $102.0 million, and an adjustment of $0.05 per diluted common share to increase the net loss per diluted common share attributable to Matador Resources Company shareholders from $1.07 to $1.12.
The following Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2016, presented for illustrative purposes, is based on the historical financial statements of the Company as of December 31, 2016, after giving effect to the Transactions as if they had occurred on December 31, 2016.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	December 31, 2016
	As Reported	Adjustment		Pro Forma
ASSETS
Current assets
Cash	$212,884	$164,340	(1)	$377,224
Restricted cash	1,258	9,407	(2)	10,665
Accounts receivable				—
Oil and natural gas revenues	34,154	—		34,154
Joint interest billings	19,347	—		19,347
Other	5,167	—		5,167
Lease and well equipment inventory	3,045	—		3,045
Prepaid expenses and other assets	3,327	—		3,327
Total current assets	279,182	173,747		452,929
Property and equipment, at cost
Oil and natural gas properties, full-cost method
Evaluated	2,408,305	—		2,408,305
Unproved and unevaluated	479,736	—		479,736
Other property and equipment	160,795	—		160,795
Less accumulated depletion, depreciation and amortization	(1,864,311)	—		(1,864,311)
Net property and equipment	1,184,525	—		1,184,525
Other assets	958			958
Total assets	$1,464,665	$173,747		$1,638,412
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$4,674	$—		$4,674
Accrued liabilities	101,460	—		101,460
Royalties payable	23,988	—		23,988
Amounts due to affiliates	8,651	—		8,651
Derivative instruments	24,203	—		24,203
Advances from joint interest owners	1,700	—		1,700
Amounts due to joint ventures	4,251	—		4,251
Other current liabilities	578	—		578
Total current liabilities	169,505	—		169,505
Long-term liabilities
Senior unsecured notes payable	573,924	—		573,924
Asset retirement obligations	19,725	—		19,725
Derivative instruments	751	—		751
Amounts due to joint ventures	1,771	—		1,771
Other long-term liabilities	7,544	—		7,544
Total long-term liabilities	603,715	—		603,715
Commitments and contingencies (Note 13)
Shareholders’ equity
Common stock — $0.01 par value, 120,000,000 shares authorized; 99,518,764 and 85,567,021 shares issued; and 99,511,931 and 85,564,435 shares outstanding, respectively	995	—		995
Additional paid-in capital	1,325,481	124,871	(3)	1,450,352
Accumulated deficit	(636,351)	—		(636,351)
Total Matador Resources Company shareholders’ equity	690,125	124,871		814,996
Non-controlling interest in subsidiaries	1,320	48,876	(4)	50,196
Total shareholders’ equity	691,445	173,747		865,192
Total liabilities and shareholders’ equity	$1,464,665	$173,747		$1,638,412
______________________

(1)
Represents $176.4 million of cash contributed by Five Point in connection with the formation of San Mateo less (i) approximately $2.6 million paid by the Company to acquire the non-controlling interest in Fulcrum Delaware Water Resources that the Company did not previously own and (ii) $10.0 million of cash restricted to operations of San Mateo. Also reflects $0.6 million released from restriction upon the purchase of the non-controlling interest in Fulcrum Delaware Water Resources not previously owned by the Company.

(2)
Represents $10.0 million in cash contributed to San Mateo less $0.6 million released from restriction upon the purchase of the non-controlling interest in Fulcrum Delaware Water Resources that the Company did not previously own.

(3)	Reflects the purchase of the non-controlling interest in Fulcrum Delaware Water Resources that the Company did not previously own and the amount received in connection with the formation of San Mateo.

(4)
Represents the adjustment required to reflect the purchase of the non-controlling interest in Fulcrum Delaware Water Resources that the Company did not previously own and Five Point’s 49% non-controlling interest in San Mateo.